EXHIBIT (24)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, Chairman of the Board and Chief Executive Officer (the Principal Executive Officer) and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, STEVEN V. LANT, DONNA S. DOYLE, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $57,500,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of February, 2002.


                                              /s/ PAUL J. GANCI             L.S.
                                    ----------------------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF DUTCHESS  )



         On this 22nd day of February, 2002, before me personally came PAUL J. GANCI, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ DONNA GIAMETTA            L.S.
                                    ----------------------------------------
                                                  Notary Public

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chief Financial Officer (the Principal Financial Officer) and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $57,500,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of February, 2002.



                                                 /s/ STEVEN V. LANT       L.S.
                                         --------------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF DUTCHESS  )


         On this 22nd day of February, 2002, before me personally came STEVEN V. LANT, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                 /s/ DONNA GIAMETTA       L.S.
                                         --------------------------------
                                                    Notary Public

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President
- Accounting and Controller of Central Hudson Gas & Electric Corporation (the Principal Accounting Officer), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $57,500,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of February, 2002.



                                                /s/ DONNA S. DOYLE        L.S.
                                        ---------------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF DUTCHESS  )


         On this 22nd day of February, 2002, before me personally came DONNA S. DOYLE, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.


                                               /s/ DONNA GIAMETTA         L.S.
                                        ---------------------------------
                                                   Notary Public

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, CARL E. MEYER, President and Chief Operating Officer and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, DONNA S. DOYLE, JOHN E. GOULD and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $57,500,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of February, 2002.



                                              /s/ CARL E. MEYER          L.S.
                                        -------------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF DUTCHESS  )


         On this 22nd day of February, 2002, before me personally came CARL E. MEYER, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                              /s/ DONNA GIAMETTA         L.S.
                                        -------------------------------
                                                  Notary Public

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR R. UPRIGHT, Senior Vice President - Regulatory Affairs, Financial Planning and Accounting and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, DONNA S. DOYLE, JOHN E. GOULD and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering not in excess of $57,500,000 aggregate principal amount of unsecured debt securities of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of February, 2002.



                                               /s/ ARTHUR R. UPRIGHT      L.S.
                                             ----------------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF DUTCHESS  )


         On this 22nd day of February, 2002, before me personally came ARTHUR R. UPRIGHT, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                /s/ DONNA GIAMETTA        L.S.
                                             ----------------------------
                                                    Notary Public